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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[X] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               CLARUS CORPORATION
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              (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

    ----------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:





Reg. (S) 240.14a-101.

SEC 1913 (3-99)

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Clarus Corporation Responds to Filing by Dissident Group

ATLANTA, April 15, 2002--Clarus Corporation (NASDAQ: CLRS) has been informed that a group of dissident stockholders, who collectively own barely 5% of the Company's stock, have stated an intention to nominate three individuals for election to the Company's classified board of directors. The dissident group, which wants 42% of the seats (3 of 7) on the Company's Board, includes Warren B. Kanders, Burtt R. Ehrlich and Nicholas Sokolow, and an affiliated investment fund. Clarus believes it is unfortunate that this dissident group appears intent on initiating a costly and disruptive proxy contest. The Company intends to vigorously oppose the election of the group's nominees to the Company's Board and intends to take all appropriate steps to protect the interests of its stockholders.

Clarus also vigorously disputes the attacks on the Company made by the dissident group in its recent filing with the Securities and Exchange Commission. Clarus further believes that these statements are inaccurate and distort the current situation at the Company. The Company intends to distribute a letter to stockholders in the near future responding to the allegations made by the dissidents.

Atlanta-based Clarus Corporation delivers applications that help companies dramatically reduce costs by driving the inefficiencies out of the end-to-end procurement process - from sourcing, to procurement, to settlement.

In connection with its upcoming annual meeting of stockholders, the Company has filed a preliminary proxy statement with the Securities Exchange Commission. CLARUS STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT (AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE) BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the preliminary proxy statement and other material (when available) and any other documents that may be filed by Clarus with the Securities and Exchange Commission in connection with the annual meeting at the Securities and Exchange Commission's website at www.sec.gov. Stockholders of Clarus may also obtain free copies of the proxy statement and other documents filed by Clarus in connection with the annual meeting by directing a request to: Clarus Corporation at 3970 Johns Creek Court, Suwanee, Georgia 30024, Attention: Kevin Acocella, email:
InvestorRelations@claruscorp.com. Clarus and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Clarus stockholders in favor of the proposals to be presented by Clarus at the annual meeting. These directors and executive officers include the following:
Stephen P. Jeffery, Mark A. Johnson,



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Brady L. Rackley, III, Todd Hewlin, Tench Coxe, Donald L. House, Said
Mohammadioun, James McDevitt and Sean Feeney. Collectively, as of March 28, 2002, the directors and executive officers of Clarus may be deemed to beneficially own 5.37% of the outstanding shares of Clarus common stock. In addition, as of March 28, 2002, Mr. Jeffery beneficially owned 2.59% of the outstanding shares of Clarus common stock.